                                                                    EXHIBIT 99.4


BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:             October 30, 2006

TO:               Aegis Asset Backed Securities Trust 2006-1
                  Wells Fargo Bank, N.A., as Administrator
ATTENTION:        Client Manager - AEGIS 2006-1
5TELEPHONE:       410-884-2000
FACSIMILE:        410-715-2380
FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNSC8788

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Aegis Asset Backed Securities Trust 2006-1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Transfer and Servicing Agreement dated as of October 1, 2006, among the Counterparty, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer and Administrator, Ocwen Loan Servicing, LLC, as Servicer, and Deutsche Bank National Trust Company, as Indenture Trustee and Custodian (the "Transfer and Servicing Agreement").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 2 of 18


      Notional Amount:           With respect to any Calculation Period, the
                                 amount set forth for such period in the
                                 Schedule I attached hereto.

      Trade Date:                October 12, 2006

      Effective Date:            October 30, 2006

      Termination Date:          October 25, 2011, provided, however, for the
                                 purposes of determining the Floating Amount to be paid in respect of the final Calculation
                                 Period, such date shall be subject to
                                 adjustment in accordance with the Business Day
                                 Convention.

   FIXED AMOUNTS:

      Fixed Rate Payer:          Counterparty

      Fixed Rate Payer Period
      End Dates:                 The 25th calendar day of each month during the
                                 Term of this Transaction, commencing November
                                 25, 2006 and ending on the Termination Date, with No Adjustment.

      Fixed Rate Payer Payment
      Date: The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

      Fixed Rate:                5.21150%

      Fixed Rate Day Count
      Fraction:                  30/360

   FLOATING AMOUNTS:

      Floating Rate Payer:       BSFP

      Floating Rate Payer
      Payment Dates:             The 25th calendar day of each month during the
                                 Term of this Transaction, commencing November
                                 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

      Floating Rate for initial
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 3 of 18


      Calculation Period:        To be determined

      Floating Rate Option:      USD-LIBOR-BBA; provided, however, that all
                                 references in Sections 7.1(w)(xvii) and
                                 7.1(w)(xx) of the Definitions to "on the day that is two London Banking Days preceding that Reset Date" shall be deleted and replaced with "on the day that is two New York Business Days preceding that Reset Date".

      Designated Maturity:       One month

      Spread:                    None

      Floating Rate Day Count
      Fraction:                  Actual/360

      Reset Dates:               The first day of each Calculation Period.

      Compounding:               Inapplicable

   Business Days:                Any day other than (i) a Saturday or a Sunday,
                                 or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the
                                 States of Delaware, Maryland, Minnesota,
                                 Florida, or Texas are closed.

   Business Day Convention:      Following

3. Additional Provisions:        (1) Each party hereto is hereby advised and
                                 acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 4 of 18


(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(j) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k) Payments on Early Termination. For the purpose of Section 6(e):

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

3) Tax Representations.

     (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 5 of 18


     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

     (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

     The following representation will apply to BSFP:

     BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

     The following representation will apply to the Counterparty:

     The Counterparty is a statutory trust organized under the laws of the State of Delaware and, for U.S. federal income tax purposes, it is a qualified REIT subsidiary, within the meaning of section 856(i) of the U.S. Internal Revenue Code of 1986 [26 U.S.C. section 856(i)], of Aegis REIT Corporation and, as such, is disregarded as an entity separate from Aegis REIT Corporation for U.S. federal income tax purpose. Aegis REIT Corporation is a corporation organized under the laws of the State of Maryland and its taxpayer identification number is 20-1973436.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 6 of 18


PARTY REQUIRED TO          FORM/DOCUMENT/                 DATE BY WHICH TO
DELIVER DOCUMENT             CERTIFICATE                    BE DELIVERED
-----------------   ----------------------------   -----------------------------
BSFP and            Any document required or       Promptly after the earlier of
the Counterparty    reasonably requested to        (i) reasonable demand by
                    allow the other party to       either party or (ii) learning
                    make payments under this       that such form or document is
                    Agreement without any          required
                    deduction or withholding for
                    or on the account of any Tax
                    or with such deduction or
                    withholding at a reduced
                    rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                 DATE BY WHICH TO         COVERED BY SECTION 3(d)
DELIVER DOCUMENT             CERTIFICATE                    BE DELIVERED                REPRESENTATION
-----------------   ----------------------------   -----------------------------   -----------------------
BSFP and            Any documents required by      Upon the execution and          Yes
the Counterparty    the receiving party to         delivery of this Agreement
                    evidence the authority of      and such Confirmation
                    the delivering party or its
                    Credit Support Provider, if
                    any, for it to execute and
                    deliver this Agreement, any
                    Confirmation , and any
                    Credit Support Documents to
                    which it is a party, and to
                    evidence the authority of
                    the delivering party or its
                    Credit Support Provider to
                    perform its obligations
                    under this Agreement, such
                    Confirmation and/or Credit
                    Support Document, as the
                    case

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 7 of 18


PARTY REQUIRED TO          FORM/DOCUMENT/                 DATE BY WHICH TO         COVERED BY SECTION 3(d)
DELIVER DOCUMENT             CERTIFICATE                    BE DELIVERED                REPRESENTATION
-----------------   ----------------------------   -----------------------------   -----------------------
                    may be

BSFP and            A certificate of an            Upon the execution and          Yes
the Counterparty    authorized officer of the      delivery of this Agreement
                    party, as to the incumbency    and such Confirmation
                    and authority of the
                    respective officers of the
                    party signing this
                    Agreement, any relevant
                    Credit Support Document, or
                    any Confirmation, as the
                    case may be

BSFP                A copy of its most recent      Promptly after the request of
                    audited consolidated           by other Party
                    financial statements

Counterparty        An executed copy of the        Within 30 days after the        No
                    Transfer and Servicing         Effective Date of this
                    Agreement.                     Agreement.

(3) BSFP will provide a legal opinion as to standard corporate matters (including enforceability of this agreement and of the Disclosure Agreements dated as of October 20, 2006 and October 24, 2006 among BSFP, the Counterparty, Aegis Asset Backed Securities Corporation and Aegis Mortgage Corporation (the "Disclosure Agreements") (excluding any provisions expressly stated therein which provide for indemnification or contribution)), reasonably acceptable to the Counterparty.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:   383 Madison Avenue, New York, New York 10179
          Attention: DPC Manager
          Facsimile: (212) 272-5823

          with a copy to:
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 8 of 18


          Address:   One Metrotech Center North, Brooklyn, New York 11201
          Attention: Derivative Operations - 7th Floor
          Facsimile: (212) 272-1634

          (For all purposes)
     Address for notices or communications to the Counterparty:

               Address:   Wilmington Trust Company as Owner Trustee
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
               Attention: Client Manager - AEGIS 2006-1
               Facsimile: 302-636-4140
               Phone:     302-651-1000

with a copy to:

               Address:   Wells Fargo Bank, N.A., as Securities Administrator
                          9062 Old Annapolis Road
                          Columbia, MD 21045
               Attention: Client Manager-AEGIS 2006-1
               Facsimile: 410-715-2380
               Phone:     410-884-2000

               (For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                    BSFP appoints as its
                    Process Agent:                   Not Applicable

                    The Counterparty appoints as its
                    Process Agent:                   Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

     BSFP is not a Multibranch Party.

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 9 of 18


     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 10 of 18


     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

               (i) Each of BSFP and the Counterparty is acting for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

               (ii) It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

               (iii) The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Aegis Asset Backed Securities Trust 2006-1 (the "Trust"), in the exercise of the powers and authority conferred and vested in it, (ii) each of the

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 11 of 18


representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events. The following Additional Termination Events will apply:

(a) If a Ratings Downgrade has occurred and BSFP has not, within the time period specified therein, complied with paragraph 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(b) If BSFP fails to comply with the terms of either Disclosure Agreement (as defined in paragraph 14 below) and BSFP has not, within the timeframe set forth in such Disclosure Agreements after such failure, complied with any of the provisions set forth in such Disclosure Agreements, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(c) If, without the prior written consent of BSFP where such consent is required under the Transfer and Servicing Agreement (such consent not to be unreasonably withheld), an amendment or supplemental agreement is made to the Transfer and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.
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Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 12 of 18


(d) If the Issuer is unable to pay, or fails or admits in writing its inability to pay, on any Distribution Date, the Class A Notes or the ultimate payment of principal with respect to the Class A Notes, in either case to the extent required pursuant to the terms of the Transfer and Servicing Agreement to be paid to the Class A Notes on such Distribution Date, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event;

(e) Notice of the Ownership Certificate holder's or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Transfer and Servicing Agreement is given by the Indenture Trustee to Noteholders pursuant to Section 9.2 of the Transfer and Servicing Agreement.

13) Ratings Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

     (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

     (ii)  deliver collateral, and an executed ISDA Credit Support Annex;

     (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

     (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

     (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

     (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

     (iii) take any other action that satisfies the Rating Agency Condition;

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 13 of 18


provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

14) Compliance with Regulation AB. Aegis Asset Backed Securities Corporation (the "Depositor"), Aegis Mortgage Corporation (the "Sponsor"), Aegis Asset Backed Securities Trust 2006-1 (the "Issuer"), and BSFP have entered into (a) the Disclosure Agreement dated October 20, 2006 (the "Preliminary Prospectus Disclosure Agreement") and (b) the Disclosure Agreement dated October 24, 2006 (the "Final Prospectus Disclosure Agreement" and each a "Disclosure Agreement").

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody's and [Fitch] have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16) Non-Recourse. The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in the Transfer and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Transfer and Servicing Agreement and the Indenture. Upon application of all of the assets in the Trust Estate (and proceeds thereon) in

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 14 of 18


accordance with the Transfer and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 15 of 18

5. Account Details and
   Settlement Information:       PAYMENTS TO BSFP:
                                 Citibank, N.A., New York
                                 ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                 Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                 Sub-account  Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 PAYMENTS TO COUNTERPARTY:
                                 Wells Fargo Bank, N.A.
                                 ABA #: 121000248
                                 Account Name: SAS Clearing
                                 Account #: 3970771416
                                 FFC to: Aegis 2006-1, Account # 50960500

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 16 of 18


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By: /s/ Annie Manevitz
    ---------------------------------
Name: Annie Manevitz
Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

AEGIS ASSET BACKED SECURITIES TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE


By: /s/ Robert J. Perkins
    ---------------------------------
Name: Robert J. Perkins
Title: Sr. Financial Services Officer

lm

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 17 of 18


                                   SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining
             Fixed Amounts, all such dates subject to No Adjustment)

                                        NOTIONAL AMOUNT
FROM AND INCLUDING   TO BUT EXCLUDING        (USD)
------------------   ----------------   ---------------
  Effective Date         25-Nov-06        509,250,000
     25-Nov-06           25-Dec-06        505,152,648
     25-Dec-06           25-Jan-07        500,104,338
     25-Jan-07           25-Feb-07        493,343,381
     25-Feb-07           25-Mar-07        483,114,225
     25-Mar-07           25-Apr-07        471,321,741
     25-Apr-07           25-May-07        457,381,942
     25-May-07           25-Jun-07        440,884,878
     25-Jun-07           25-Jul-07        422,390,095
     25-Jul-07           25-Aug-07        401,324,389
     25-Aug-07           25-Sep-07        378,352,967
     25-Sep-07           25-Oct-07        356,704,109
     25-Oct-07           25-Nov-07        337,011,632
     25-Nov-07           25-Dec-07        320,182,675
     25-Dec-07           25-Jan-08        305,046,485
     25-Jan-08           25-Feb-08        290,601,187
     25-Feb-08           25-Mar-08        277,571,894
     25-Mar-08           25-Apr-08        265,894,244
     25-Apr-08           25-May-08        255,006,519
     25-May-08           25-Jun-08        244,244,287
     25-Jun-08           25-Jul-08        233,535,615
     25-Jul-08           25-Aug-08        222,963,435
     25-Aug-08           25-Sep-08        209,925,525
     25-Sep-08           25-Oct-08        195,624,814
     25-Oct-08           25-Nov-08        183,899,077
     25-Nov-08           25-Dec-08        174,333,315
     25-Dec-08           25-Jan-09        166,215,657
     25-Jan-09           25-Feb-09        158,444,392
     25-Feb-09           25-Mar-09        150,960,847
     25-Mar-09           25-Apr-09        143,809,563
     25-Apr-09           25-May-09        137,159,105
     25-May-09           25-Jun-09        130,950,052
     25-Jun-09           25-Jul-09        124,968,279
     25-Jul-09           25-Aug-09        118,991,940
     25-Aug-09           25-Sep-09        111,917,393

Reference Number: FXNSC8788
Aegis Asset Backed Securities Trust 2006-1
Wells Fargo Bank, N.A., as Administrator
October 30, 2006
Page 18 of 18


     25-Sep-09           25-Oct-09        105,073,507
     25-Oct-09           25-Nov-09         98,650,568
     25-Nov-09           25-Dec-09         92,639,779
     25-Dec-09           25-Jan-10         87,002,803
     25-Jan-10           25-Feb-10         81,858,844
     25-Feb-10           25-Mar-10         77,168,165
     25-Mar-10           25-Apr-10         72,875,104
     25-Apr-10           25-May-10         68,844,963
     25-May-10           25-Jun-10         65,074,106
     25-Jun-10           25-Jul-10         61,521,322
     25-Jul-10           25-Aug-10         58,152,318
     25-Aug-10           25-Sep-10         54,951,962
     25-Sep-10           25-Oct-10         51,918,121
     25-Oct-10           25-Nov-10         48,995,271
     25-Nov-10           25-Dec-10         46,184,482
     25-Dec-10           25-Jan-11         43,453,544
     25-Jan-11           25-Feb-11         40,845,125
     25-Feb-11           25-Mar-11         38,347,660
     25-Mar-11           25-Apr-11         35,956,071
     25-Apr-11           25-May-11         33,664,447
     25-May-11           25-Jun-11         31,471,120
     25-Jun-11           25-Jul-11         29,378,147
     25-Jul-11           25-Aug-11         27,389,865
     25-Aug-11           25-Sep-11         25,511,759
     25-Sep-11       Termination Date      23,727,552

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                                      SUITE 2700
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:             October 30, 2006

TO:               Aegis Asset Backed Securities Trust 2006-1
                  Wells Fargo Bank, N.A., as Administrator
ATTENTION:        Client Manager - AEGIS 2006-1
TELEPHONE:        410-884-2000
FACSIMILE:        410-715-2380

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXAEG061C1

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Aegis Asset Backed Securities Trust 2006-1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Transfer and Servicing Agreement dated as of October 1, 2006, among the Counterparty, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer and Administrator, Ocwen Loan Servicing LLC, as Servicer, and Deutsche Bank

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 2 of 21


National Trust Company, as Indenture Trustee and Custodian (the "Transfer and Servicing Agreement").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:        Rate Cap

     Notional Amount:            With respect to any Calculation Period, the
                                 lower of:

                                      (i) the Maximum Notional Balance amount
                                      set forth for such period on Annex A
                                      attached hereto, and

                                      (ii) the greater of (a) zero, and (b) the aggregate outstanding principal balance of the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9 and M10 Certificates issued by Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2006-1 as of the first day of such Calculation Period minus the Swap Notional Balance amount set forth for such period on Annex B attached hereto.

     Trade Date:                 October 12, 2006

     Effective Date:             November 25, 2006

     Termination Date:           October 25, 2011, provided, however, for the
                                 purposes of determining the Floating Amount to be paid in respect of the final Calculation
                                 Period, such date shall be subject to
                                 adjustment in accordance with the Business Day
                                 Convention.

     FIXED AMOUNT (PREMIUM):

          Fixed Amount Payer:    Counterparty

          Fixed Amount Payer
          Payment Date:          October 30, 2006

          Fixed Amount:          USD 960,000.00

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 3 of 21


     FLOATING AMOUNTS:

          Floating Rate Payer:   BSFP

          Cap Rate:              5.35%

          Floating Rate Payer
          Period End Dates:      The 25th calendar day of each month during the
                                 Term of this Transaction, commencing November
                                 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

          Floating Rate Payer
          Payment Dates:         Early Payment shall be applicable. The Floating
                                 Rate Payer Payment Dates shall be two Business
                                 Days preceding each Floating Rate Payer Period
                                 End Date.

          Floating Rate Option:  USD-LIBOR-BBA; provided, however, that all references in Sections 7.1(w)(xvii) and
                                 7.1(w)(xx) of the Definitions to "on the day that is two London Banking Days preceding that Reset Date" shall be deleted and replaced with "on the day that is two New York Business Days preceding that Reset Date"

          Designated Maturity:   One month

          Floating Rate Day
          Count Fraction:        Actual/360

          Reset Dates:           The first day of each Calculation Period

          Compounding:           Inapplicable

     Business Days:              Any day other than (i) a Saturday or a Sunday,
                                 or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the
                                 States of Delaware, Maryland, Minnesota,
                                 Florida, or Texas as closed.

     Business Day Convention:    Following

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 4 of 21


3.   Additional Provisions:      (1) Each party hereto is hereby advised and
                                 acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

                                 (2) The Transfer and Servicing Agreement shall provide that Wells Fargo Bank, N.A, shall, on each Payment Date (as defined in the Transfer and Servicing Agreement), make available to BSFP via its internet website (which will initially be located at http://www.ctslink.com) a monthly statement prepared by it pursuant to the Transfer and Servicing Agreement that indicates the aggregate principal balance of the Class A1, A2, A3, M1, M2, M3, M4, M5, M6,
                                 M7, M8, M9 and M10 Notes (following application of any payment in respect of principal on the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7,
                                 M8, M9 and M10 Notes pursuant to the Transfer and Servicing Agreement on the Payment Date (as defined in the Transfer and Servicing Agreement) relating to such calculation period

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 5 of 21


(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(j) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 6 of 21


     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
     Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

     BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

     The Counterparty is a statutory trust organized under the laws of the State of Delaware and, for U.S. federal income tax purposes, it is a qualified REIT subsidiary, within the meaning of section 856(i) of the U.S. Internal Revenue Code of 1986 [26 U.S.C. Section 856(i)], of Aegis REIT Corporation and, as such, is disregarded as an entity separate from Aegis REIT Corporation for U.S. federal income tax purpose. Aegis REIT Corporation is a corporation organized under the laws of the State of Maryland and its taxpayer identification number is 20-1973436.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of the Fixed Amount, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 7 of 21


5) Documents to be Delivered. For the purpose of Section 4(a):

(1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO                   FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT                     CERTIFICATE                              BE DELIVERED
-----------------   ----------------------------------------   ----------------------------------------
BSFP and            Any document required or reasonably        Promptly after the earlier of (i)
the Counterparty    requested to allow the other party to      reasonable demand by either party or
                    make payments under this Agreement         (ii) learning that such form or document
                    without any deduction or withholding for   is required
                    or on the account of any Tax or with
                    such deduction or withholding at a
                    reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO               FORM/DOCUMENT/                            DATE BY WHICH TO           COVERED BY SECTION 3(d)
DELIVER DOCUMENT                 CERTIFICATE                                BE DELIVERED                  REPRESENTATION
-----------------   ---------------------------------------   ------------------------------------   -----------------------
BSFP and            Any documents required by the             Upon the execution and delivery of     Yes
the Counterparty    receiving party to evidence the           this Agreement and such Confirmation
                    authority of the delivering party or
                    its Credit Support Provider, if any,
                    for it to execute and deliver this
                    Agreement, any Confirmation, and any
                    Credit Support Documents to which it
                    is a party, and to evidence the
                    authority of the delivering party or
                    its Credit Support Provider to perform
                    its obligations under this Agreement,
                    such Confirmation and/or

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 8 of 21


PARTY REQUIRED TO               FORM/DOCUMENT/                            DATE BY WHICH TO           COVERED BY SECTION 3(d)
DELIVER DOCUMENT                 CERTIFICATE                                BE DELIVERED                  REPRESENTATION
-----------------   ---------------------------------------   ------------------------------------   -----------------------
                    Credit Support Document, as the case
                    may be

BSFP and            A certificate of an authorized officer    Upon the execution and delivery of     Yes
the Counterparty    of the party, as to the incumbency and    this Agreement and such Confirmation
                    authority of the respective officers of
                    the party signing this Agreement, any
                    relevant Credit Support Document, or
                    any  Confirmation, as the case may be

BSFP                A copy of its most recent audited         Promptly after the request of by
                    consolidated financial statements         other Party

Counterparty        An executed copy of the Transfer and      Within 30 days after the Effective     No
                    Servicing Agreement                       Date of this Agreement.

(3) BSFP will provide a legal opinion as to corporate matters, including enforceability of this Agreement and of the Disclosure Agreements dated as of October 20, 2006 and October 24, 2006 among BSFP, the Counterparty, Aegis Asset Backed Securities Corporation and Aegis Mortgage Corporation (the "Disclosure Agreement") (excluding any provisions expressly stated therein which provide for indemnification or contribution), reasonably acceptable to the Counterparty.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:   383 Madison Avenue, New York, New York 10179
          Attention: DPC Manager - Suite 2700
          Facsimile: (212) 272-5823

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 9 of 21


     with a copy to:

          Address:   One Metrotech Center North, Brooklyn, New York 11201
          Attention: Derivative Operations - 7th Floor
          Facsimile: (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:   Wilmington Trust Company as Owner Trustee
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890-0001

          Attention: Corporate Trust Administration
          Facsimile: 302-636-4140
          Phone:     302-651-1000

     with a copy to:

          Address:   Wells Fargo Bank, N.A., as Administrator
                     9062 Old Annapolis Road
                     Columbia, MD 21045

          Attention: Client Manager-AEGIS 2006-1
          Facsimile: 410-715-2380
          Phone:     410-884-2000

          (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c):

          BSFP appoints as its
          Process Agent:                   Not Applicable

          The Counterparty appoints as its
          Process Agent:                   Not Applicable

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 10 of 21


(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is BSFP.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between

Reference Number: FXAEG061C1
Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 11 of 21


     officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) Each of the Counterparty and BSFP is acting for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

          (ii) It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.
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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 12 of 21


          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Aegis Asset Backed Securities Trust 2006-1 , in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Aegis Asset Backed Securities Trust 2006-1 is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Aegis Asset Backed Securities Trust 2006-1,
(iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Aegis Asset Backed Securities Trust 2006-1 under this Agreement or any other related documents.

10) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

     (i) If a Ratings Downgrade has occurred and BSFP has not, within the time period specified therein, complied with paragraph 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and
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October 30, 2006
Page 13 of 21


          BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

     (ii) Notice of the Ownership Certificateholder's or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Transfer and Servicing Agreement is given by the Indenture Trustee to Noteholders pursuant to Section 9.2 of the Transfer and Servicing Agreement.

     (iii) If BSFP fails to comply with the terms of either Disclosure Agreement (as defined in paragraph 14 below) and BSFP has not, within the timeframe set forth in such Disclosure Agreement after such failure, complied with any of the provisions set forth in such Disclosure Agreement, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

13) Ratings Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "RATINGS EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

     (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

     (ii) deliver collateral, and an executed ISDA Credit Support Annex;

     (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

     (iv) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "REPLACEMENT EVENT"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

     (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

     (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

     (iii) take any other action that satisfies the Rating Agency Condition;
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October 30, 2006
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provided that the failure by BSFP to take any action specified in (i)-(iii)
above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"MOODY'S" means Moody's Investors Service, Inc.

"RATING AGENCY" means, each of S&P and Moody's

"RATING AGENCY CONDITION" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"REPLACEMENT RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"REQUIRED RATINGS" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

14) Compliance with Regulation AB. Aegis Asset Backed Securities Corporation (the "Depositor"), Aegis Mortgage Corporation (the "Sponsor"), Aegis Asset Backed Securities Trust 2006-1 (the "Issuer"), and BSFP have entered into (a) the Disclosure Agreement dated October 20, 2006 (the "Preliminary Prospectus Disclosure Agreement") and (b) the Disclosure Agreement dated October 24, 2006 (the "Final Prospectus Disclosure Agreement" and each a "Disclosure Agreement").

15) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected
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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 15 of 21


Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

16) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody's and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

17) Non-Recourse. The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Transfer and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Transfer and Servicing Agreement and the Indenture. Upon application of all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Transfer and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:     PAYMENTS TO BSFP:
                                 Citibank, N.A., New York ABA Number:
                                 021-0000-89, for the account of Bear, Stearns
                                 Securities Corp. Account Number: 0925-3186, for further credit to Bear Stearns Financial
                                 Products Inc. Sub-account Number: 102-04654-1-3
                                 Attention: Derivatives Department

                                 PAYMENTS TO COUNTERPARTY:
                                 Wells Fargo Bank, N.A.
                                 ABA # 121000248
                                 Account Name: SAS Clearing
                                 Account # 3970771416
                                 FFC to: Aegis 2005-1, Account # 50960500
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October 30, 2006
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This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 17 of 21


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By: /s/ Annie Manevitz
    -------------------------------------
    Name: Annie Manevitz
    Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


AEGIS ASSET BACKED SECURITIES TRUST 2006-1


By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


By: /s/ Robert J. Perkins
    -------------------------------------
    Name: Robert J. Perkins
    Title: Sr. Financial Services Officer

Ln

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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 18 of 21


                                     ANNEX A

    (all such dates subject to adjustment in accordance with the Business Day
                                   Convention)

FROM AND INCLUDING    TO BUT EXCLUDING    MAXIMUM NOTIONAL BALANCE (USD)
  Effective Date      December 25, 2006              2,244,087
December 25, 2006     January 25, 2007               1,219,565
 January 25, 2007     February 25, 2007              1,118,173
February 25, 2007      March 25, 2007                3,704,691
  March 25, 2007       April 25, 2007                7,078,655
  April 25, 2007        May 25, 2007                12,712,272
   May 25, 2007         June 25, 2007               20,364,431
  June 25, 2007         July 25, 2007               29,309,064
  July 25, 2007        August 25, 2007              40,149,178
 August 25, 2007     September 25, 2007             52,252,881
September 25, 2007    October 25, 2007              62,428,573
 October 25, 2007     November 25, 2007             70,082,317
November 25, 2007     December 25, 2007             74,964,002
December 25, 2007     January 25, 2008              77,692,710
 January 25, 2008     February 25, 2008             79,345,959
February 25, 2008      March 25, 2008               79,235,919
  March 25, 2008       April 25, 2008               77,450,621
  April 25, 2008        May 25, 2008                74,698,863
   May 25, 2008         June 25, 2008               92,092,436
  June 25, 2008         July 25, 2008               90,749,974
  July 25, 2008        August 25, 2008              89,717,438
 August 25, 2008     September 25, 2008             91,614,330
September 25, 2008    October 25, 2008              94,811,018
 October 25, 2008     November 25, 2008             92,014,087
November 25, 2008     December 25, 2008             88,515,179
December 25, 2008     January 25, 2009              84,349,845
 January 25, 2009     February 25, 2009             80,607,442
February 25, 2009      March 25, 2009               77,283,635
  March 25, 2009       April 25, 2009               74,459,189
  April 25, 2009        May 25, 2009                73,886,502
   May 25, 2009         June 25, 2009               73,183,894
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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
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  June 25, 2009         July 25, 2009               72,585,767
  July 25, 2009        August 25, 2009              72,269,025
 August 25, 2009     September 25, 2009             73,354,999
September 25, 2009    October 25, 2009              74,450,633
 October 25, 2009     November 25, 2009             72,630,420
November 25, 2009     December 25, 2009             70,625,274
December 25, 2009     January 25, 2010              68,664,699
 January 25, 2010     February 25, 2010             66,605,266
February 25, 2010      March 25, 2010               64,464,011
  March 25, 2010       April 25, 2010               62,296,268
  April 25, 2010        May 25, 2010                37,503,492
   May 25, 2010         June 25, 2010               36,787,846
  June 25, 2010         July 25, 2010               36,043,129
  July 25, 2010        August 25, 2010              35,295,683
 August 25, 2010     September 25, 2010             34,553,024
September 25, 2010    October 25, 2010              33,810,022
 October 25, 2010     November 25, 2010             33,116,031
November 25, 2010     December 25, 2010             32,462,120
December 25, 2010     January 25, 2011              31,874,338
 January 25, 2011     February 25, 2011             31,303,874
February 25, 2011      March 25, 2011               30,756,411
  March 25, 2011       April 25, 2011               30,231,414
  April 25, 2011        May 25, 2011                29,729,929
   May 25, 2011         June 25, 2011               29,245,268
  June 25, 2011         July 25, 2011               28,741,710
  July 25, 2011        August 25, 2011              28,179,827
 August 25, 2011     September 25, 2011             27,547,104
September 25, 2011    Termination Date              26,843,239
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Aegis Asset Backed Securities Trust 2006-1
October 30, 2006
Page 20 of 21


                                     ANNEX B

    (all such dates subject to adjustment in accordance with the Business Day
                                   Convention)

FROM AND INCLUDING    TO BUT EXCLUDING    SWAP NOTIONAL BALANCE (USD)
 October 30, 2006     November 25, 2006           509,250,000
November 25, 2006     December 25, 2006           505,152,648
December 25, 2006     January 25, 2007            500,104,338
 January 25, 2007     February 25, 2007           493,343,381
February 25, 2007      March 25, 2007             483,114,225
  March 25, 2007       April 25, 2007             471,321,741
  April 25, 2007        May 25, 2007              457,381,942
   May 25, 2007         June 25, 2007             440,884,878
  June 25, 2007         July 25, 2007             422,390,095
  July 25, 2007        August 25, 2007            401,324,389
 August 25, 2007     September 25, 2007           378,352,967
September 25, 2007    October 25, 2007            356,704,109
 October 25, 2007     November 25, 2007           337,011,632
November 25, 2007     December 25, 2007           320,182,675
December 25, 2007     January 25, 2008            305,046,485
 January 25, 2008     February 25, 2008           290,601,187
February 25, 2008      March 25, 2008             277,571,894
  March 25, 2008       April 25, 2008             265,894,244
  April 25, 2008        May 25, 2008              255,006,519
   May 25, 2008         June 25, 2008             244,244,287
  June 25, 2008         July 25, 2008             233,535,615
  July 25, 2008        August 25, 2008            222,963,435
 August 25, 2008     September 25, 2008           209,925,525
September 25, 2008    October 25, 2008            195,624,814
 October 25, 2008     November 25, 2008           183,899,077
November 25, 2008     December 25, 2008           174,333,315
December 25, 2008     January 25, 2009            166,215,657
 January 25, 2009     February 25, 2009           158,444,392
February 25, 2009      March 25, 2009             150,960,847
  March 25, 2009       April 25, 2009             143,809,563
  April 25, 2009        May 25, 2009              137,159,105
   May 25, 2009         June 25, 2009             130,950,052
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October 30, 2006
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  June 25, 2009         July 25, 2009             124,968,279
  July 25, 2009        August 25, 2009            118,991,940
 August 25, 2009     September 25, 2009           111,917,393
September 25, 2009    October 25, 2009            105,073,507
 October 25, 2009     November 25, 2009            98,650,568
November 25, 2009     December 25, 2009            92,639,779
December 25, 2009     January 25, 2010             87,002,803
 January 25, 2010     February 25, 2010            81,858,844
February 25, 2010      March 25, 2010              77,168,165
  March 25, 2010       April 25, 2010              72,875,104
  April 25, 2010        May 25, 2010               68,844,963
   May 25, 2010         June 25, 2010              65,074,106
  June 25, 2010         July 25, 2010              61,521,322
  July 25, 2010        August 25, 2010             58,152,318
 August 25, 2010     September 25, 2010            54,951,962
September 25, 2010    October 25, 2010             51,918,121
 October 25, 2010     November 25, 2010            48,995,271
November 25, 2010     December 25, 2010            46,184,482
December 25, 2010     January 25, 2011             43,453,544
 January 25, 2011     February 25, 2011            40,845,125
February 25, 2011      March 25, 2011              38,347,660
  March 25, 2011       April 25, 2011              35,956,071
  April 25, 2011        May 25, 2011               33,664,447
   May 25, 2011         June 25, 2011              31,471,120
  June 25, 2011         July 25, 2011              29,378,147
  July 25, 2011        August 25, 2011             27,389,865
 August 25, 2011     September 25, 2011            25,511,759
September 25, 2011    Termination Date             23,727,552